UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 98-1206431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Inc.

Restaurant Brands International Limited Partnership

874 Sinclair Road

Oakville, Ontario L6K 2Y1

(Address of principal executive offices, including Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 27, 2015, Restaurant Brands International Inc. and Restaurant Brands International Limited Partnership filed with the Securities and Exchange Commission and on SEDAR in Canada unaudited pro forma 2014 condensed consolidated financial information as if the merger between Tim Hortons Inc. and Burger King Worldwide, Inc. occurred at the beginning of 2014 (the “Pro Forma Financials”). A copy of the Pro Forma Financials is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit 99	Unaudited Pro Forma 2014 Condensed Consolidated Financial Information as if the merger between Tim Hortons Inc. and Burger King Worldwide, Inc. occurred at the beginning of 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: April 27, 2015	/s/ Joshua Kobza
Name: Joshua Kobza
Title: Chief Financial Officer

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